EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Planet Hollywood International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint jointly and severally, Robert Earl, Thomas Avallone and Scott E. Johnson, and each of them, the lawful attorneys and agents, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine to be necessary or advisable or required in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Form S-3 Registration Statement (the "Registration Statement") with respect to the sale of 15,699,237 shares of the Company's Class A Common Stock, $0.01 par value, by Kingdom Planet Hollywood, Ltd. and to file with the Commission, or any national securities exchange pertaining to such securities or to such registration, all documents necessary for the Company to comply with the Securities Act, and any rules or regulations or requirements of the Commission. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.


SIGNATURE                           CAPACITY                             DATE
---------                           --------                             ----
/s/ ROBERT EARL                     Director and Chief Executive         October 24, 1998
-------------------------           Officer
Robert Earl

/s/ WILLIAM H. BAUMHAUER            Director, President and              October 24, 1998
-------------------------           Chief Operating Officer
William H. Baumhauer

/s/ THOMAS AVALLONE                 Director, Executive Vice President   October 24, 1998
-------------------------           and Chief Financial Officer
Thomas Avallone

/s/ KEITH BARISH                    Director                             October 24, 1998
-------------------------
Keith Barish

 /s/ CLAUDIO GONZALEZ               Director                             October 24, 1998
-------------------------
Claudio Gonzalez

 /s/ MARK MCCORMACK                 Director                             October 24, 1998
-------------------------
Mark McCormack

 /s/ MICHAEL MONTAGUE               Director                             October 24, 1998
-------------------------
Michael Montague

/s/ ONG BENG SENG                   Director                             October 24, 1998
-------------------------
Ong Beng Seng

/s/ ISADORE SHARP                   Director                             October 24, 1998
-------------------------
Isadore Sharp

/s/ MICHAEL TARNOPOL                Director                             October 24, 1998
-------------------------
Michael Tarnopol